ALLIANCE NATIONAL INCORPORATED

                             1999 STOCK OPTION PLAN
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                         ALLIANCE NATIONAL INCORPORATED

                             1999 STOCK OPTION PLAN

                                    ARTICLE 1

                           ESTABLISHMENT AND PURPOSES

      1.1 Establishment and Effective Date. Alliance National Incorporated, a Nevada corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Alliance National Incorporated 1999 Stock Option Plan" (the "Plan"). The Plan shall become effective as of May 7, 1999, subject to the approval of the stockholders of the Corporation (which is to be obtained within twelve (12) months before or after the effective date of the Plan). Upon approval of the Plan by the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), awards may be made directly by the Board of Directors of the Corporation (the "Board") or under its supervision, through the agency of its Committee. In the event that such stockholder approval is not obtained within twelve (12) months before or after the effective date of the Plan, any awards made hereunder shall be canceled and all rights of employees, directors and consultants with respect to such awards shall thereupon automatically cease. Such shares shall not be counted in determining whether such approval is granted.

      1.2 Purposes. The purposes of the Plan are (i) to encourage and enable employees, directors and consultants (subject to such requirements as may be prescribed by either the Board or the Committee) of the Corporation, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for employees, directors and consultants to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and (iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain employees, directors and consultants who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's $.01 per share par value class A common stock ("Class A Common Stock"), and certain other rights relating to the Class A Common Stock.

                                   ARTICLE 2

                                     AWARDS

      2.1 Form of Awards. Awards under the Plan shall take the form of options granted to eligible employees, directors and consultants of the Corporation and its subsidiaries ("Optionees") to acquire Class A Common Stock. Awards under the Plan may be granted in either or both of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the terms of Sections 5.2 and 5.5 of this Plan; and (ii) non-qualified stock options ("Non-qualified Stock


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Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options).

      2.2 Maximum Shares Available; Maximum Annual Awards. The maximum aggregate number of shares of Class A Common Stock available for award under the Plan (pursuant to the granting of Options) shall be 2,851,000, subject to adjustment in the event of any transaction described in Article 8 hereof. The total number of shares issuable upon exercise of all outstanding Options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of common stock and preferred stock of the Corporation. If, on the date of grant of any Options hereunder, the Class A Common Stock or any other class of common equity securities of the Corporation is required to be registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), then the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 500,000 shares, subject to adjustment in the event of any transaction described in Article 8. Shares of Class A Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

      2.3 Return of Prior Awards. As a condition to any subsequent award, either the Board or the Committee shall have the right, in its sole discretion, to require Optionees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Board or the Committee, as the case may be, at the time the new award is granted.

                                    ARTICLE 3

                                 ADMINISTRATION

      3.1 Board; Committee. Awards shall be determined, and the Plan shall be administered under the supervision of, the Board, which may exercise its powers directly or, to the extent herein provided, through the Committee. The Committee may be appointed from time to time by the Board, and shall consist solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i)of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

      3.2 Powers of the Board and the Committee. Subject to the express provisions of the Plan, the Board and the Committee shall have the power and authority: (i) to grant Options and to determine the purchase price of the shares of Class A Common Stock covered by each


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Option (the "Option Shares"), the term of each Option, the number of Option
Shares to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options; (iii) to determine the employees, directors and consultants to whom, and the time or times at which, Options shall be granted or made; and (iv) to take all other actions contemplated to be taken by the Board or the Committee, as the case may be, under the Plan, including, but not limited to, authorizing any written agreement relating to any award made hereunder (an "Option Agreement"), as well as any amendment thereto.

      3.3 Delegation. The Board and the Committee each may delegate to one or more of its respective members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that neither the Board nor the Committee may delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Board and the Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

      3.4 Interpretations. The Board and the Committee shall each have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon the Corporation, all employees, directors and consultants who have received awards under the Plan and all other interested persons.

      3.5 Liability; Indemnification. No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's articles of incorporation and by-laws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                    ARTICLE 4

                                   ELIGIBILITY

      Awards may be made to all employees, directors and consultants of the Corporation or any of its subsidiaries or affiliates (subject to such requirements as may be prescribed by the Board or the Committee). In determining the employees, directors and consultants to whom awards shall be granted and the number of Option Shares to be covered by each award, the Board or the Committee, as the case may be, shall take into account the nature of the services rendered by such employees, directors and consultants, their present and potential contributions to the success of the Corporation,


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its subsidiaries and its affiliates and such other factors as the Board or the
Committee, as the case may be, in its sole discretion shall deem relevant.

                                    ARTICLE 5

                                     OPTIONS

      5.1 Grant of Options. Options may be granted under the Plan for the purchase of Option Shares. Options shall be granted in such form and upon such terms and conditions, as the Board or the Committee, as the case may be, shall from time to time determine.

      5.2 Exercise Price. The purchase price per Option Share under each Option (the "Exercise Price") shall be determined by the Board or the Committee, as the case may be, (subject to adjustment as provided in Article 8). The exercise price per Option Share in the case of Incentive Stock Options shall not be less than the Market Price (as defined below) of the Option Share on the date of grant. The exercise price per Option Share in the case of Non-qualified Stock Options issued to Optionees working or resident in the State of California shall not be less than 85% of the Market Price of the Option Share on the date of grant. In the case of Options granted to any Optionee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the exercise price shall not be less than 110% of the Market Price of the Option Share on the date of grant.

      5.3 Exercise and Payment.

            (a) Options which are vested in accordance with Section 5.4 hereof or an outstanding option agreement may be exercised in whole or in part. Shares of Class A Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. To exercise vested Options, in whole or in part, the Optionee shall deliver to the Corporation, at its principal executive offices in New York City (or such other office of the Corporation in the United States as the Corporation may designate by notice in writing to the Optionee) an executed Stock Purchase Agreement (as defined below) or, at the Board or Committee's sole discretion, an exercise letter, accompanied by payment as follows (or by any combination of the following), in the sole discretion of the Board or Committee:
(i) in United States currency by delivery of a certified or bank check or wire transfer of federal funds payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) held by the optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate purchase price payable with respect to the Options then being exercised by (B) the Market Price (as defined below) on the date of exercise or
(iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements. Any shares so delivered shall be valued at their Market Price (as defined below) on the date of exercise. Upon the Corporation's receipt of the required documents and full payment for the Option Shares, the Optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the


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Corporation shall then be closed or that certificates representing such Option
Shares shall not then be actually delivered to the Optionee, and the Corporation shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute or cause to be executed and delivered to the Optionee, or as the Optionee may direct, a certificate or certificates representing the aggregate number of Option Shares for which Options are exercised. Each stock certificate so delivered shall be in such denomination as may be requested by the Optionee. If Options shall have been exercised only in part, the Corporation shall, at the time of delivery of said stock certificate or certificates, deliver to the Optionee an amended or revised Option Agreement evidencing the portion of the Option which remains exercisable. The Corporation shall pay all expenses, stock transfer taxes, if any, and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 5.3, except that, in case such stock certificates shall be registered in a name or names other than the name of the Optionee, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Optionee to the Corporation at the time.

            (b) "Mature Shares" shall mean shares of Class A Common Stock owned by the optionee for a period of at least six consecutive months prior to the exercise of the Option(s) in question.

            (c) "Market Price" shall mean, at the date of determination for any security (including, without limitation, the Class A Common Stock), the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which Market Price is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Market Price shall be the fair value thereof determined by the Board in its good faith discretion. In no event shall the Market Price of a share of stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

            (d) "Stock Purchase Agreement" shall mean an agreement, in such form as shall be provided by the Committee from time to time, setting forth the terms under which the Optionee acquires and holds the shares acquired pursuant to the excise of an Option, including (i) a representation to the Corporation that the exercise of the Option is for investment only and not with a view to distribution of the shares acquired thereby, (ii) subjecting the shares acquired pursuant to the Option to a right of repurchase by the Corporation in the event the Optionee's employment is terminated prior to a public offering of the class of the Corporation's securities held pursuant to the exercise of the Option and
(iii) such other terms as the Committee deems appropriate.


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      5.4 Vesting. Options granted to Optionees shall vest, and shall become exercisable for the first time, in accordance with the following:

            (a) Except as provided in the Stock Option Agreement between the Corporation and Optionee, Options will vest to the extent of one third (1/3) thereof on the first anniversary of their date of grant, and an additional one third (1/3) thereof on each subsequent anniversary of the date of grant, provided the Optionee is employed by the Corporation or a subsidiary on such date, so that Options shall vest ratably over a three-year period commencing with the date of grant; provided, however, that Options may become 100% vested at any time or during any period established by the Board or Committee. In the case Optionees working or resident in the State of California who are not officers or directors of or consultants to the Corporation, Options shall in any event vest at the rate of at least 20% per year over the five (5) year period beginning on the date of grant.

            (b) If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee shall in its sole discretion as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Class A Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options shall become immediately exercisable and must be exercised within 60 days of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options (including those that are not yet exercisable) in exchange for a cash payment or other consideration equal to the excess of the Market Price of the shares subject to such Options over the exercise price thereof.

            (c) Options granted to any non-management director of the Corporation shall become 100% vested at such time as such director ceases to be a director of the Corporation, except if such director is removed from the Board with cause (as defined with respect to Optionees in Section 7.2 below.)

            (d) Options held by an Optionee who is an employee of or consultant to the Corporation at the time of his or her death shall vest immediately upon the death of such Optionee.

      5.5 Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder and the Plan shall be interpreted accordingly. The aggregate Market Price (determined at the time of grant of the Incentive Stock Option) of the Option Shares with respect to which the Incentive Stock Options become exercisable for the first time by an optionee in any calendar year (under all plans of the Corporation and its subsidiaries) shall not exceed $100,000. Any Option grant that exceeds such amount shall be granted as Non-qualified Stock Options. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the effective date of the Plan, nor shall any Incentive Stock


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Option be exercisable after the expiration of ten (10) years from the date such
Option is granted, or 5 years from the date the Option is granted in the case of a 10% Stockholder (as defined in Section 5.2).

      5.6 Conversion of Incentive Stock Options. The Committee, at the written request of any Optionee, may in its discretion, take such actions as may be necessary to convert such Optionee's Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Non-qualified Stock Options at any time prior to the expiration of such Incentive Stock Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-qualified Stock Options, consistent with this Plan, as the Committee in its discretion may determine. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's Incentive Stock Options converted into Non-qualified Stock Options.

                                    ARTICLE 6

                     LEGENDS; NONTRANSFERABILITY OF OPTIONS

      6.1 Legends. All certificates evidencing shares of Class A Common Stock acquired pursuant to the exercise of an Option granted hereunder shall bear any legend required by the Committee or any securities exchange upon which shares of Class A Common Stock may, at the time of such exercise, be listed, and, prior to an initial public offering, the following additional legend on the face thereof:

      "These securities have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may be offered, sold or transferred only if registered pursuant to the provisions of such laws, or if in the opinion of counsel satisfactory to the Corporation, an exemption from such registration is available."

      6.2 Nontransferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Optionee during his or her lifetime, or following his or her death pursuant to Section 7.1 hereof.

                                    ARTICLE 7

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT, OR DEATH


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      7.1 General Rule. Except as otherwise expressly provided in the Option
Agreement relating to any Option or as otherwise expressly determined by the Board or the Committee, as the case may be, in its sole discretion, in the event that an Optionee ceases to be an employee, director or consultant of the Corporation, its subsidiaries or affiliates (a "Terminated Person") for any reason (including, but not limited to death or retirement), any Options which were held by such Terminated Person on the date on which he or she ceased to be an employee, director or consultant (the "Termination Date") and which were vested and exercisable (including those options that became vested and exercisable pursuant to Section 5.4(d)) on such date shall continue to be exercisable in accordance with their terms for at least six (6) months from the date of termination of employment with the Corporation (after which such Options shall expire), but all Options not vested and exercisable on the Terminated Person's Termination Date shall immediately terminate and be forfeited. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary or affiliate. For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Corporation or any of its subsidiaries if, at the time of the determination, the individual was an employee of such Corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Corporation or any of its subsidiaries is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. Any vested and exercisable Options which were held by such Terminated Person at the date of death and which were otherwise exercisable on such date (including those options that became vested and exercisable pursuant to Section 5.4(d) shall be exercisable by the beneficiary designated by the Terminated Person for such purpose (the "Designated Beneficiary"), or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Terminated Person, by the Terminated Person's personal representatives, heirs or legatees.

      7.2 Termination for Cause. Notwithstanding the provisions of Section 7.1 and except as expressly determined by the Committee in its sole discretion, an Optionee's vested and unvested Options shall be forfeited upon an employee's termination of employment or a director's removal from the Board or any board of directors of a subsidiary or affiliate of the Corporation, if the Optionee's termination was for "cause". For purposes of this Section 7.2, the term "cause" shall mean any one (or more) of the following: (i) the Optionees commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the material expense of the Corporation or a subsidiary or affiliate. It shall be within the sole discretion of the Committee to determine whether an employee's termination was for one of the foregoing reasons, and its decision shall be final and conclusive, unless, in the case of an employment agreement between the employee and the Corporation, another means of resolution is expressly provided.


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                                    ARTICLE 8

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      8.1 Subdivision or Combination of Class A Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Class A Common Stock into a greater number of shares, the Exercise Price of all Options granted under this Plan in effect immediately prior to such subdivision shall be proportionately reduced and the number of Option Shares with respect to which any such Options granted hereunder may be exercised shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares with respect to which such any Options granted hereunder may be exercised shall be proportionately decreased.

      8.2 Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Class A Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Class A Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each recipient of Options shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Option Shares immediately theretofore receivable upon the exercise of such Options, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Class A Common Stock equal to the number of Option Shares immediately theretofore receivable upon exercise of such Options had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Optionee to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Exercise Price and the number of Option Shares subject to Options) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of Options granted hereunder.

      8.3 Reservation of Rights. Except as provided in this Section 8, no holder of Options shall have any rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares subject to any Option or the Exercise Price of the Option. The grant of Options shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


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                                    ARTICLE 9

                         TERM; AMENDMENT AND TERMINATION

      No Option shall be granted under the Plan after the earlier of (i) ten
(10) years from the effective date of the Plan, (ii) ten (10) years from the date the Plan is approved by the Corporation's stockholders, or (iii) the termination of the Plan pursuant to this Article 9. However, unless otherwise expressly provided in the Plan or in an Option Agreement required pursuant to
Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Board or the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) increase the aggregate number of Option Shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. Except as provided in an Option Agreement, no suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom Options shall theretofore have been granted, materially adversely affect the rights of such Optionee under such Options.

                                   ARTICLE 10

                                OPTION AGREEMENT

      Each award of Options shall be evidenced by an Option Agreement containing such restrictions, terms and conditions, if any, as the Board or the Committee, as the case may be, may require.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

      11.1 Tax Withholding. The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an Optionee to satisfy his or her tax withholding obligations either by (i) surrendering Class A Common Stock owned by the Optionee or (ii)


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having the Corporation withhold shares of Class A Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Class A Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

      11.2 Securities Laws. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class A Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the Option Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board, provided that the Corporation shall have no obligation to pursue any such listing, registration, qualification, consent, or approval.

      11.3 Compliance with Section 16(b). In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any Option would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934 Act.

      11.4 No Right to Employment. Nothing in the Plan or in any Option Agreement, nor the grant of any Option, shall confer upon any Optionee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such Optionee's employment or services for the Corporation at any time.

      11.5 No Right as a Stockholder. Except as provided in Section 5.3(a) hereof, no Optionee or other person shall have any of the rights of a stockholder of the Corporation with respect to shares subject to an Option until the issuance of a stock certificate to him or her for such shares. Except as provided in Article 8 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of an Optionee of an award which has not yet vested, the Optionee shall have the rights of a stockholder of the Corporation if and only to the extent provided in the applicable Option Agreement.


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

      11.6 Notices. Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail or overnight courier addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention:
Compensation Committee."

      11.7 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      11.8 Governing Law. To the extent not preempted by Federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the law of the State of New York.

      11.9 Information to Optionees. Optionees under the Plan shall receive financial statements annually regarding the Corporation during the period the Options are outstanding.

      11.10 Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements and Stock Purchase Agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, and (iii) the treatment of leaves of absence pursuant to Section 7.1 hereof.


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